Exhibit 10.1

COMMON SHARES PURCHASE AGREEMENT

THIS COMMON SHARES PURCHASE AGREEMENT (this “Agreement”), dated as of December 12, 2013, by and among LNB Bancorp, Inc., an Ohio corporation (the “Company”), and those Persons (as defined below) identified on Schedule 1 hereto (each individually, an “Investor” and collectively, the “Investors”).

BACKGROUND

A.         The Company and each Investor are executing and delivering this Agreement in reliance upon the exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and/or Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act.

B.           Each Investor, severally and not jointly, wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, that aggregate number of common shares, par value $1.00 per share, of the Company (the “Common Shares”), set forth opposite such Investor’s name on Schedule 1 to this Agreement, as applicable (which aggregate amount for all Investors together shall be set forth on Schedule 1 hereto and shall collectively be referred to herein as the “Shares”).

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Investors agree as follows:

ARTICLE I
DEFINITIONS

1.1  Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings indicated:

“Advisor” has the meaning set forth in Section 3.1(g).

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act.

“Claims” has the meaning set forth in Section 5.6(a).

“Closing” means the closing of the purchase and sale of the Shares pursuant to Section 2.2.

“Closing Date” means the Trading Day when all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Investors’ obligations to pay the Purchase Price and (ii) the Company’s obligations to deliver the Shares have been satisfied or waived.

“Disclosure Materials” has the meaning set forth in Section 3.1(e).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, a government or any department or agency thereof and any other legal entity.

“Registration Statement” has the meaning set forth in Section 5.1(a).

“Rule 144” means Rule 144 promulgated by the SEC under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

“SEC Documents” has the meaning set forth in Section 3.1(e).

“SEC Reports” has the meaning set forth in Section 3.1(e).

“Trading Day” means a day on which the Common Shares are traded on a Trading Market.

“Trading Market” means the following markets or exchanges on which the Common Shares are quoted for trading on the date in question: whichever of, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market, the New York Stock Exchange or the NYSE MKT, or any other recognized exchange or automated quotation system.

“Transaction Documents” means this Agreement and any other documents or agreements executed in connection with the transactions contemplated hereunder.

ARTICLE II
PURCHASE AND SALE

2.1           Agreement to Sell and Purchase. Subject to the terms and conditions set forth in this Agreement, at the Closing, the Company shall issue and sell to each Investor, and each Investor shall, severally and not jointly, purchase from the Company, the number of Common Shares set forth opposite such Investor’s name on Schedule 1 to this Agreement for an aggregate purchase price set forth opposite such Investor’s name on Schedule 1.  The purchase price per share shall be $9.9087; provided, however, that with respect to any Investor who is an officer or director of the Company, the purchase price per share shall not be less than the last closing bid price of the Common Shares on the Trading Market prior to entering into the Agreement (the “Purchase Price”).

2.2           Closing.  On the Closing Date, upon the terms and subject to the conditions set forth herein, the Company agrees to issue and sell to the Investors, and each Investor agrees to purchase, severally and not jointly, the number of Shares set forth opposite such Investor’s name on Schedule 1, dated as of the Closing Date. Each Investor shall deliver to the Company via wire transfer to the account as specified in writing by the Company immediately available funds equal to his or its Purchase Price set forth on Schedule 1 and the Company shall deliver to each Investor his or its respective Shares as determined pursuant to Section 2.3(a) and any other items issuable at the Closing pursuant to Section 2.3.  Upon satisfaction of the conditions set forth in Sections 2.3 and 2.4, the Closing shall occur at such location as the parties shall mutually agree.

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2.3           Closing Deliveries.

(a)           At the Closing, the Company shall deliver or cause to be delivered to each Investor the following:

(i)           (A) if physical certificates are required by the Investor, one or more stock certificates or (B) if physical certificates are not required by the Investor, evidence of a book-entry record, in each including the restrictive legends provided in Section 4.1(b) hereof and evidencing such number of Common Shares set forth opposite such Investor’s name on Schedule 1 to this Agreement, registered in the name of such Investor; and

(ii)          such other documents relating to the transactions contemplated by the Transaction Documents as such Investor or its counsel may reasonably request.

(b)           At the Closing, each Investor shall deliver or cause to be delivered to the Company the following:

(i)           such Investor’s Purchase Price by wire transfer to an account designated in writing to such Investor by the Company; and

(ii)          such other documents relating to the transactions contemplated by the Transaction Documents as the Company or its counsel may reasonably request.

2.4           Closing Conditions.

(a)           The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

(i)           the accuracy in all material respects when made and on the Closing Date of the representations and warranties of the Investors contained herein;

(ii)          all obligations, covenants and agreements of the Investors required to be performed at or prior to the Closing Date shall have been performed; and

(iii)         the delivery by the Investors of the items set forth in Section 2.3(b) of this Agreement.

(b)           The respective obligations of the Investors hereunder in connection with the Closing are subject to the following conditions being met:

(i)           the accuracy in all material respects on the Closing Date of the representations and warranties of the Company contained herein;

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(ii)          all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed; and

(iii)         the delivery by the Company of the items set forth in Section 2.3(a) of this Agreement.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

3.1           Representations and Warranties of the Company. The Company hereby represents and warrants as of the date hereof (except for the representations and warranties that speak as of a specific date, which shall be made as of such date) to the Investors as follows:

(a)           Incorporation. The Company has been duly incorporated and is validly existing as a corporation in good standing in the State of Ohio, and has the corporate authority and power to (i) enter into this Agreement and effect the transactions contemplated hereby and (ii) own its properties and to carry on its business as now being conducted.

(b)           Authorization; Enforcement. The Transaction Documents have been duly authorized, executed and delivered by the Company, and constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except (i) as such enforceability may be limited by (A) general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and (B) laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (ii) insofar as indemnification and contribution provisions may be limited by applicable law.

(c)           No Conflicts. The execution and delivery by the Company of, and the performance by the Company of its obligations under, the Transaction Documents will not contravene any (i) provision of applicable law, (ii) the charter or code of regulations of the Company, (iii) any agreement or other instrument binding upon the Company or any of its subsidiaries, (iv) any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any of its subsidiaries or (v) applicable rules and regulations of the Trading Market, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this agreement other than those consents, approvals, authorizations, orders or qualifications which have been or will be obtained.

(d)           The Shares. The issuance of the Shares by the Company pursuant to the Transaction Documents has been duly authorized and the Shares, upon issuance in accordance with the terms of the Transaction Documents, will be validly issued, fully paid and non-assessable.

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(e)           SEC Reports; Financial Statements. The Company has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the 12 months preceding the date hereof on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension and has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof. Such reports required to be filed by the Company under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, together with any materials filed or furnished by the Company under the Exchange Act, whether or not any such reports were required, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports” and, together with this Agreement, the “Disclosure Materials”. The SEC Reports filed by the Company with the SEC, from the commencement of the fiscal year covered by the Company’s most recent Annual Report on Form 10-K to the date of this Agreement (the “SEC Documents”), as of their respective dates, complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to such SEC Documents, and none of such SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective dates, the audited financial statements and unaudited interim financial statements of the Company included in the SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto as in effect as of the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim financial statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited interim financial statements, to normal year-end audit adjustments which will not be material, either individually or in the aggregate).

(f)           Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the most recent balance sheet included in the Company’s unaudited interim financial statements contained in the Company’s most recent Quarterly Report on Form 10-Q, except as disclosed in the SEC Documents filed subsequent to such Form 10-Q, there has been no material adverse change and no material adverse development in the business affairs, condition (financial or otherwise) or business prospects of the Company and its subsidiaries considered as one enterprise. Since the date of the most recent balance sheet included in the Company’s unaudited interim financial statements contained in the Company’s most recent Quarterly Report on Form 10-Q, except as disclosed in the SEC Documents filed subsequent to such Form 10-Q, neither the Company nor any of its subsidiaries has (i) declared or paid any dividends other than regular quarterly dividends on the Company’s securities, (ii) sold any assets outside of the ordinary course of business or (iii) made any material capital expenditures (either individually or in the aggregate). Neither the Company nor any of its subsidiaries has taken any steps to seek protection pursuant to any law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation or winding up, nor does the Company or any subsidiary have any knowledge or reason to believe that any of their respective creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so.

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(g)           No General Solicitation; Financial Advisor’s Fees. Neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Shares. The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or brokers’ commission (other than for persons engaged by any Investor or its investment advisor) relating to or arising out of the issuance of the Shares pursuant to this Agreement. The Company acknowledges that it has engaged Sandler O’Neill & Partners, L.P. as its financial advisor (the “Advisor”) in connection with the sale of the Shares. Other than the Advisor, the Company has not engaged any financial advisor, placement agent or other agent in connection with the sale of the Shares.

(h)           Private Placement. Neither the Company nor any of its Affiliates nor any Person acting on the Company’s behalf has, directly or indirectly, at any time within the past six months, made any offer or sale of any security or solicitation of any offer to buy any security under circumstances that would eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale by the Company of the Shares as contemplated hereby. Assuming the accuracy of the representations and warranties of the Investors set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Shares by the Company to the Investors as contemplated hereby.

(i)           Registration Rights. The Company has not granted or agreed to grant to any Person any rights (including “piggy-back” registration rights) to have any securities of the Company registered with the SEC or any other governmental authority that have not expired or been satisfied or waived. No Person has registration or “piggy-back” rights that would preempt or “cut-back” the registration rights granted to the Investors under the Transaction Documents.

3.2           Representations and Warranties of the Investors. Each Investor hereby, as to itself only and for no other Investor, represents and warrants to the Company, severally and not jointly, as follows:

(a)           Organization; Authority. The Transaction Documents have been duly authorized, executed and delivered by or on behalf of such Investor, and constitute the legal, valid and binding obligations of such Investor, enforceable against such Investor in accordance with their terms, except (i) as such enforceability may be limited by (A) general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and (B) laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (ii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b)           No Conflicts. The execution and delivery by such Investor of, and the performance by such Investor of its obligations under, the Transaction Documents will not contravene any (i) provision of applicable law, (ii) the organizational documents of such Investor, if such Investor is an entity, (iii) any agreement or other instrument binding upon such Investor, (iv) any judgment, order or decree of any governmental body, agency or court having jurisdiction over such Investor, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by such Investor of its obligations under the Transaction Documents.

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(c)           Ownership of Common Shares.  Such Investor, together with its Affiliates, (i) immediately after giving effect to the transactions contemplated by the Transaction Documents and the issuance of the Shares, will not beneficially own (calculated in accordance with Section 13(d) of the Exchange Act) more than 9.99% of the outstanding Common Shares of the Company and (ii) has not and will not have beneficially owned (calculated in accordance with Section 13(d) of the Exchange Act) in excess of 9.99% of the outstanding Common Shares of the Company at any time during the 12 month period ending on the Closing Date.

(d)           No Public Sale or Distribution. Such Investor is acquiring the Shares in the ordinary course of business for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws, and such Investor does not have a present arrangement to effect any distribution of the Shares to or through any Person.

(e)           Investor Status. At the time such Investor was offered the Shares, it was, and at the date hereof it is, an “accredited investor” as defined in Rule 501(a) under the Securities Act or a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act.  Such Investor was not organized for the purpose of acquiring the Shares and is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.

(f)           No General Solicitation. Such Investor is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media, broadcast over television or radio, disseminated over the Internet or presented at any seminar or any other general solicitation or general advertisement.

(g)           Experience of Such Investor. Such Investor, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment. Such Investor understands that it must bear the economic risk of this investment in the Shares indefinitely, and is able to bear such risk and is able to afford a complete loss of such investment.

(h)           Access to Information. Such Investor acknowledges that it has reviewed the Disclosure Materials and all other materials such Investor deemed necessary for the purpose of making an investment decision with respect to the Shares, and has been afforded: (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the Company’s business, management and financial affairs and terms and conditions of the offering of the Shares and the merits and risks of investing in the Shares; (ii) access to information about the Company and its subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Such Investor has evaluated the risks of investing in the Shares, understands there are substantial risks of loss incidental to the investment and has determined that it is a suitable investment for the Investor.

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(i)           No Governmental Review. Such Investor understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Shares or the fairness or suitability of the investment in the Shares nor have such authorities passed upon or endorsed the merits of the offering of the Shares.

(j)           Restricted Securities.   The Investors understand that the Shares are characterized as “restricted securities” under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances.

(k)           No Legal, Tax or Investment Advice. Such Investor understands that nothing in the Transaction Documents or any other materials presented by or on behalf of the Company to the Investor in connection with the purchase of the Shares constitutes legal, tax or investment advice. Such Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Shares. Such Investor understands that the Advisor has acted solely as the financial advisor to the Company in this placement of the Shares, and that the Advisor makes no representation or warranty with regard to the merits of this transaction or as to the accuracy of any information such Investor may have received in connection therewith. Such Investor acknowledges that he has not relied on any information or advice furnished by or on behalf of the Advisor.

ARTICLE IV
OTHER AGREEMENTS OF THE PARTIES

4.1           Transfer Restrictions.

(a)           Each Investor acknowledges and understands, severally and not jointly, that (i) the Shares may only be disposed of in compliance with state and federal securities laws and (ii) in connection with any transfer of Shares other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of an Investor, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Shares under the Securities Act.  As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of an Investor under this Agreement.  Any transfer or purported transfer of the Shares in violation of this Section 4.1 shall be void.

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(b)           The Investors agree to the imprinting, so long as is required by this Section 4.1, of a legend on any of the Shares (and any certificates or instruments representing the Shares) in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS.

4.2           Furnishing of Information. Until the date that any Investor owning Shares may sell all of them without restriction under Rule 144 of the Securities Act (or any successor provision), the Company covenants to use its reasonable best efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act.

4.3           Use of Proceeds.  The Company shall use the net proceeds from the sale of the Shares hereunder for working capital and general corporate purposes, which may include the repurchase or redemption of shares of the Company’s outstanding Fixed Rate Cumulative Perpetual Preferred Stock, Series B.

4.4           Securities Laws Disclosure; Publicity. In accordance with the requirements of the Exchange Act, the Company shall cause a Current Report on Form 8-K relating to the sale of the Shares under this Agreement to be transmitted to the SEC for filing, which Form 8-K shall be reasonably acceptable to each Investor, disclose the material terms of the transactions contemplated hereby, and attach forms of the Transaction Documents thereto. The Company and each Investor shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and no Investor shall issue any such press release or otherwise make any such public statement without the prior consent of the Company, which consent shall not unreasonably be withheld, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the Company with prior notice of such public statement or communication.  Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Investor, or include the name of any Investor in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Investor, except (i) as required by federal securities law in connection with the Form 8-K relating to the sale of the Shares under this Agreement and a registration statement that includes the resale of Shares under Article V below and (ii) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Investors with prior notice of such disclosure permitted under subclause (i) or (ii).

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ARTICLE V
REGISTRATION RIGHTS

5.1           Registration of Shares.  The Company will use commercially reasonable efforts to:  (a) prepare and file with the SEC, within sixty (60) days after the Closing Date, a Form S-3 (or, if such form is not available to the Company, a Form S-1) to register under the Securities Act, the resale of the Shares (the “Registration Statement”); (b) use its commercially reasonable efforts to cause the Registration Statement to become effective as soon as reasonably practicable after such filing; (c) use its commercially reasonable efforts to cause the Registration Statement to remain effective at all times thereafter until the earlier of (i) the date as of which Investors may sell all of the Shares without restriction pursuant to Rule 144 promulgated under the Securities Act or (ii) the date when all of the Shares registered thereunder have been disposed of by the Investors; and (d) prepare and file with the SEC such amendments and supplements to the Registration Statement (including documents filed pursuant to the Exchange Act, and incorporated by reference into the Registration Statement) and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the period specified in this sentence above; provided that, before filing the Registration Statement or prospectus or any amendments or supplements thereto, the Company will furnish to the Investors copies of all such documents proposed to be filed reasonably in advance of such filing, which documents will be subject to review of such Investors.

5.2           Registration Procedures. With respect to the registration of the resale of Shares under this Article V the Company will:

(a)           furnish to each Investor such number of copies of the Registration Statement, each amendment and supplement thereto, the prospectus included therein (including any preliminary prospectus) and such other documents as such Investor may reasonably request in order to facilitate the disposition of the Shares owned by the Investors;

(b)           use its commercially reasonable efforts to comply with all applicable securities laws in the U.S. and to register or qualify all Shares covered by the Registration Statement under such other securities or blue sky laws of such jurisdictions as any Investor reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such Investor to consummate the disposition in such jurisdictions of the Shares to be sold by such Investor; provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

(c)           notify each seller of such Shares covered by such Registration Statement, at any time when a prospectus relating to the resale of the Shares is required to be delivered under the Securities Act, upon discovery that, or upon the discovery of the happening of any event as a result of which, the prospectus included in the Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and the Company will promptly prepare and file with the SEC, and furnish to such seller a reasonable number of copies of, a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Shares, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

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(d)           use commercially reasonable best efforts to cause all Shares to be sold in such offering to be listed on each Trading Market on which the Common Shares are then listed;

(e)           otherwise use its commercially reasonable best efforts to comply with all applicable rules and regulations of the SEC; and

(f)           in the event of the issuance of any stop order suspending the effectiveness of the Registration Statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any securities included therein for sale in any jurisdiction, use commercially reasonable best efforts to obtain the prompt withdrawal of such order.

5.3           Information Supplied. It shall be a condition precedent to the obligations of the Company to take any action to register the resale of the Shares that each of the Investors shall furnish the Company with such information regarding such Investor that is pertinent to the disclosure requirements relating to the registration and the distribution of the Shares as the Company may from time to time reasonably request.  Each Investor agrees to promptly furnish to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Investor not misleading.

5.4           Registration Expenses.

(a)           Except as expressly provided in this Section 5.4, the Company shall pay all Registration Expenses relating to the Registration Statement. “Registration Expenses” shall mean any and all fees and expenses incident to the Company’s performance of or compliance with this Article V, including (i) SEC, Trading Market or Financial Industry Regulatory Authority, Inc. registration and filing fees and all related listing fees, (ii) fees and expenses of compliance with state securities or “blue sky” laws and in connection with the preparation of a “blue sky” survey, including reasonable fees and expenses of blue sky counsel, (iii) printing expenses, (iv) messenger and delivery expenses, (v) fees and disbursements of counsel for the Company, and (vi) fees and disbursements of all independent public accountants and fees and expenses of other Persons, including special experts, retained by the Company.

(b)           Notwithstanding the foregoing, the provisions of this Section 5.4 shall be deemed amended to the extent necessary to cause these expense provisions to comply with “blue sky” laws of each state in which the offering is made.

5.5           Restrictions on Disposition. Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5.2(c) such Investor will forthwith discontinue disposition of Shares pursuant to the Registration Statement until such Investor’s receipt of the copies of the supplemental or amended prospectus contemplated by Section 5.2(c) or written notice from the Company that the Registration Statement is effective again and no amendment or supplement is needed.

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5.6           Indemnification.

(a)           To the fullest extent permitted by law, the Company will indemnify and hold harmless each Investor against any losses, claims, damages and liabilities, joint or several, to which such Investor may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities, joint or several, actions or proceedings (whether commenced or threatened in writing in respect thereof) (“Claims”) arise out of or are based upon: (i) any untrue or alleged untrue statement of a material fact contained in the Registration Statement, or any prospectus or preliminary prospectus or any amendment thereof or supplement thereto (including all documents incorporated by reference therein) or any omission or alleged omission of a material fact required to be stated therein or necessary to made the statements therein not misleading in light of the circumstances under which they were made; or (ii) any untrue or alleged untrue statement of a material fact contained in any free writing prospectus prepared by the Company or authorized by it in writing for use by any Investor or any amendment thereof or supplement thereto (including all documents incorporated by reference therein) or any omission or alleged omission of a material fact required to be stated therein or necessary to made the statements therein not misleading in light of the circumstances under which they were made; provided, that the Company shall not be liable in any such case to the extent that any such Claim or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information prepared and furnished to the Company by any Investor expressly for use therein or by any Investor’s failure to deliver a copy of the prospectus or any amendments or supplements thereto; and provided, further, that the indemnity agreement contained in this Section 5.6(a) shall not apply to amounts paid in settlement of any such Claim if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld or delayed; and provided, further, that the Company will not be liable to any Investor pursuant to this Section 5.6 to the extent that any Claim for which such Investor seeking indemnification relates to a sale of Shares in violation of Section 5.5.

(b)           To the fullest extent permitted by law, each of the Investors will indemnify and hold harmless the Company and its directors and officers and each other Person who controls or is controlled by the Company and its Affiliates and their respective directors, officers, members, managers and general and limited partners against all Claims and expenses arising out of or based upon: (i) any untrue or alleged untrue statement of a material fact contained in the Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto (including all documents incorporated by reference therein) or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were  made; or (ii) any untrue or alleged untrue statement of a material fact contained in any free writing prospectus prepared by the Company or authorized by it in writing for use by any Investor or any amendment thereof or supplement thereto (including all documents incorporated by reference therein) or any omission or alleged omission of a material fact required to be stated therein or necessary to made the statements therein not misleading in light of the circumstances under which they were made; provided, that the Investors shall only be liable in any such case only to the extent that any such Claim or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission is made in reliance upon and in conformity with written information prepared and furnished to the Company by such Investor or such Investor’s agent expressly for use therein or by such Investor’s failure to deliver a copy of the prospectus or any amendments or supplements thereto; provided, that the indemnity agreement contained in this Section 5.6(b) shall not apply to amounts paid in settlement of any such Claim if such settlement is effected without the consent of such Investor, which consent shall not be unreasonably withheld or delayed; and provided, further, that the liability of each Investor hereunder will be limited to the amount of net proceeds received by such Investor from the sale of Shares pursuant to the Registration Statement.

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(c)           Any Person entitled to indemnification hereunder will (i) give prompt written notice to the Company of any Claim with respect to which it seeks indemnification and (ii) unless in such indemnified party’s reasonable judgment, based upon advice of counsel, a conflict of interest between such indemnified party and the indemnifying party may exist with respect to such Claim, permit the indemnifying party to assume the defense and settlement of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder unless the failure to give such notice is materially prejudicial to an indemnifying party's ability to defend such action. If such defense is assumed, the indemnified party will not be subject to any liability for any settlement made by the indemnifying party without its consent (but such consent will not be unreasonably withheld).  Anything to the contrary appearing in this Agreement notwithstanding, the indemnifying party will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified hereunder with respect to such Claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.  If the indemnifying party assumes the defense, the indemnified party may engage its own counsel at its own sole cost and expense.  All fees and expenses of counsel to any indemnified party required to be paid by the indemnifying party shall be paid as incurred.

(d)           The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party and will survive the transfer of Shares by any Investor.  If the indemnification provided for herein is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such Claims in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and the indemnified party or parties, on the other hand, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations; provided, that in no event shall any contribution by any Investor exceed the amount of the net proceeds received by such Investor from the sale of Shares pursuant to such Registration Statement.

ARTICLE VI
MISCELLANEOUS

6.1           Termination. This Agreement may be terminated by the Company or any Investor with respect to such Investor, by written notice to the other parties, if the Closing has not been consummated on or prior to December 31, 2013; provided, however, that the right to terminate this Agreement pursuant to this Section 6.1 shall not be available to any party if the failure of such party to perform any of its obligations under this Agreement has been a principal cause of, or resulted in, the failure of the Closing to be consummated on or before such date. No termination pursuant to this Section 6.1 will affect the right of any party to sue for any breach by the other party (or parties).

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6.2           Fees and Expenses. Except as expressly set forth in this Agreement to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by it incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the sale and issuance of the Shares.

6.3           Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

6.4           Notices. Any and all notices, requests, consents, or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered by hand or via email or facsimile prior to 5:30 p.m. (Eastern time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered by hand or via email or facsimile on a day that is not a Trading Day or later than 5:30 p.m.  (Eastern time) on any Trading Day, (c) the 2nd Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given, if addressed as follows, or to such other address or addresses as may have been furnished in writing by a party to another party pursuant to this paragraph:

If to the Company:

LNB Bancorp, Inc.
457 Broadway
Lorain, Ohio 44052-1769
Attention: Chief Financial Officer
Facsimile No.: (440) 244-4815
Email: gelek@4lnb.com

If to an Investor:

At its address set forth on Schedule 1 to this Agreement

6.5           Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and each of the Investors or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

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6.6           Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

6.7           Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. Any Investor may assign any or all of its rights under this Agreement to any Person to whom such Investor assigns or transfers any Shares, provided such transferee agrees in writing to be bound, with respect to the transferred Shares, by the provisions hereof that apply to the “Investors”.

6.8           No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 5.6.

6.9           Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of Ohio, without regard to the principles of conflicts of law thereof.  Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of Cleveland.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of Cleveland, county of Cuyahoga for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or inconvenient venue for such proceeding.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY.  If either party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

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6.10           Survival. The representations, warranties, covenants and other agreements contained herein shall survive the Closing and the delivery of the Shares as applicable for the applicable statute of limitations. Each Investor shall be responsible only for its own representations, warranties, covenants and agreements hereunder.

6.11           Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or email attachment, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or email-attached signature page were an original thereof.

6.12           Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

6.13           Replacement of Share Certificates. If any certificate or instrument evidencing any Shares is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and the execution by the holder thereof of a customary lost certificate affidavit of that fact and an agreement to indemnify and hold harmless the Company for any losses in connection therewith. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Shares.

6.14           Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Investors and the Company will be entitled to seek specific performance under this Agreement. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agree to waive in any action for specific performance of any such obligation (other than in connection with any action for a temporary restraining order) the defense that a remedy at law would be adequate.

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6.15           Independent Nature of Investors’ Obligations and Rights. The obligations of each Investor under this Agreement are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under this Agreement. The decision of each Investor to purchase Shares pursuant to this Agreement has been made by such Investor independently of any other Investor and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company which may have been made or given by any other Investor or by any agent or employee of any other Investor, and no Investor or any of its agents or employees shall have any liability to any other Investor (or any other person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein, and no action taken by any Investor pursuant hereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. Each Investor acknowledges that no other Investor has acted as agent for such Investor in connection with making its investment hereunder and that no other Investor will be acting as agent of such Investor in connection with monitoring its investment hereunder. Each Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Investor to be joined as an additional party in any action or proceeding for such purpose.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Common Shares Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

LNB BANCORP, INC.

By: /s/ Gary J. Elek
Name: Gary J. Elek
Title: Executive Vice President & CFO

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Common Shares Purchase Agreement (the “Agreement”) by and among LNB Bancorp, Inc. and the Investors (as defined therein) and authorizes this signature page to be attached to the Agreement or counterparts thereof.

Investor:

/s/ Carol Anton
Carol Anton

/s/ Arthur F. Anton
Arthur F. Anton

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Common Shares Purchase Agreement (the “Agreement”) by and among LNB Bancorp, Inc. and the Investors (as defined therein) and authorizes this signature page to be attached to the Agreement or counterparts thereof.

Investor:

Laura L. Grassi Trust UAD 3/10/05
Laura L. Grassi Trustee

By: /s/ Laura L. Grassi
Name: Laura L. Grassi
Title: Trustee

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Common Shares Purchase Agreement (the “Agreement”) by and among LNB Bancorp, Inc. and the Investors (as defined therein) and authorizes this signature page to be attached to the Agreement or counterparts thereof.

Investor:

/s/ Louis G. Joseph
Louis G. Joseph

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Common Shares Purchase Agreement (the “Agreement”) by and among LNB Bancorp, Inc. and the Investors (as defined therein) and authorizes this signature page to be attached to the Agreement or counterparts thereof.

Investor:

/s/ Larry G. Joseph
Larry G. Joseph

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Common Shares Purchase Agreement (the “Agreement”) by and among LNB Bancorp, Inc. and the Investors (as defined therein) and authorizes this signature page to be attached to the Agreement or counterparts thereof.

Investor:

AJD HOLDING CO.

By: /s/ Leonard DeFino
Name: Leonard DeFino
Title: President

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Common Shares Purchase Agreement (the “Agreement”) by and among LNB Bancorp, Inc. and the Investors (as defined therein) and authorizes this signature page to be attached to the Agreement or counterparts thereof.

Investor:

Pershing LLC Custodian
FBO Frederick DiSanto IRA

By: /s/ Frederick D. DiSanto
Name: Frederick D. DiSanto

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Common Shares Purchase Agreement (the “Agreement”) by and among LNB Bancorp, Inc. and the Investors (as defined therein) and authorizes this signature page to be attached to the Agreement or counterparts thereof.

Investor:

/s/ Frederick D. DiSanto
Frederick DiSanto

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Common Shares Purchase Agreement (the “Agreement”) by and among LNB Bancorp, Inc. and the Investors (as defined therein) and authorizes this signature page to be attached to the Agreement or counterparts thereof.

Investor:

Brittan B. DiSanto Restatement Trust
UAD 01/15/03 AMD 10/16/09
Brittan B. DiSanto TTEE

By: /s/ Brittan B. DiSanto
Name: Brittan B. DiSanto
Title: Trustee

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Common Shares Purchase Agreement (the “Agreement”) by and among LNB Bancorp, Inc. and the Investors (as defined therein) and authorizes this signature page to be attached to the Agreement or counterparts thereof.

Investor:

MERLIN PARTNERS LP

By: /s/ Brian Hopkins
Name: Brian Hopkins
Title: General Partner

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Common Shares Purchase Agreement (the “Agreement”) by and among LNB Bancorp, Inc. and the Investors (as defined therein) and authorizes this signature page to be attached to the Agreement or counterparts thereof.

Investor:

LIBERTY INVESTMENT GROUP LLC

By: /s/ James R. Herrick
Name: James R. Herrick
Title: Managing Member

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Common Shares Purchase Agreement (the “Agreement”) by and among LNB Bancorp, Inc. and the Investors (as defined therein) and authorizes this signature page to be attached to the Agreement or counterparts thereof.

Investor:

MIKASH REINSURANCE LTD.

By: /s/ James R. Herrick
Name: James R. Herrick
Title: Managing Member

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Common Shares Purchase Agreement (the “Agreement”) by and among LNB Bancorp, Inc. and the Investors (as defined therein) and authorizes this signature page to be attached to the Agreement or counterparts thereof.

Investor:

/s/ Lee C. Howley
Lee C. Howley

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Common Shares Purchase Agreement (the “Agreement”) by and among LNB Bancorp, Inc. and the Investors (as defined therein) and authorizes this signature page to be attached to the Agreement or counterparts thereof.

Investor:

/s/ Lynda Peterson King
Lynda Peterson King

Investor Signature Page

By its execution and delivery of this signature page, the undersigned Investor hereby joins in and agrees to be bound by the terms and conditions of the Common Shares Purchase Agreement (the “Agreement”) by and among LNB Bancorp, Inc. and the Investors (as defined therein) and authorizes this signature page to be attached to the Agreement or counterparts thereof.

Investor:

Basswood Financial Fund, Inc.

By: /s/ Bennett Lindenbaum
Name: Bennett Lindenbaum
Title: Director

SCHEDULE 1

Investor Name	Number of	Per Share	Aggregate
and Address	Shares	Purchase Price	Purchase Price

Carol Anton &	25,000	$ 9.9087	$ 247,717.50
Arthur F. Anton
22075 Shaker Blvd.
Shaker Heights, OH 44122

Laura L. Grassi Trust	15,000	$ 9.9087	$ 148,630.50
UAD 3/10/05
Laura L. Grassi Trustee
9386 Amber Wood Dr.
Kirtland, OH 44094

Louis G. Joseph	20,000	$ 9.9087	$ 198,174.00
6800 Eastland Rd.
Middleburg Heights, OH 44130

Larry G. Joseph	1,000	$ 9.9087	$ 9,908.70
3883 N. Valley Dr.
Rocky River, OH 44126

AJD Holding Co.	7,500	$ 9.9087	$ 74,315.25
2181 Enterprise Parkway
Twinsburg, OH 44087

Pershing LLC Custodian	28,000	$ 10.30	$ 288,400.00
FBO Frederick DiSanto IRA
2000 Auburn Dr., Ste 300
Cleveland, OH 44122

Frederick DiSanto	16,000	$ 10.30	$ 164,800.00
2000 Auburn Dr., Ste 300
Cleveland, OH 44122

Brittan B. DiSanto	6,000	$ 10.30	$ 61,800.00
Restatement Trust
UAD 01/15/03 AMD 10/16/09
Brittan B. DiSanto TTEE
2000 Auburn Dr., Ste 300
Cleveland, OH 44122

SCHEDULE 1 (continued)

Investor Name	Number of	Per Share	Aggregate
and Address	Shares	Purchase Price	Purchase Price

Merlin Partners LP	106,500	$ 9.9087	$ 1,055,276.55
2000 Auburn Dr., Ste 300
Cleveland, OH 44122

Liberty Investment Group LLC	15,000	$ 10.30	$ 154,500.00
5500 Warrensville Center
Maple Heights, OH 44137

Mikash Reinsurance LTD	35,000	$ 10.30	$ 360,500.00
2700 North 3rd St., Ste 3050
Phoenix, AZ 85004

Lee C. Howley	10,000	$ 10.30	$ 103,000.00
5430 Portage Dr.
Vermilion, OH 44089

Lynda Peterson King	50,000	$ 9.9087	$ 495,435.00
9094 Mockingbird Dr.
Sanibel, FL 33957

Basswood Financial Fund, Inc.	32,321	$ 9.9087	$ 320,259.10
645 Madison Avenue
10th Floor
New York, NY 10022

Totals	367,321		$ 3,682,716.59